Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-35024

PROSPECTUS SUPPLEMENT DATED MAY 4, 2001

(To Prospectus filed on May 8, 2000)


                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        4,794,065 Shares of Common Stock


         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                Shares to be
                                                              Offered for the
            Selling Stockholders                            Selling Stockholder
---------------------------------------------------------  ---------------------

Joel H. Dedrick                                                    574

Mary Beth Dedrick                                                  574